                                                                   EXHIBIT 10.12

                         AGREEMENT AND PLAN OF MERGER

          This Agreement and Plan of Merger (this "Agreement"), dated
          , 1996 by and between First Alliance Mortgage Company, a California corporation ("FAMCO"), FAM Acquisition Corporation, a California corporation (the "Merger Subsidiary"), and First Alliance Corporation, a Delaware corporation (the "Holding Company").

          WHEREAS, the respective Boards of Directors and the stockholders of each of FAMCO, Merger Subsidiary and Holding Company have determined that it is advisable and in the best interests of such corporations and their stockholders that Merger Subsidiary merge with and into FAMCO upon the terms and conditions provided herein (the "Merger"), and have approved and adopted this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and of the mutual benefits provided hereby, the parties hereto hereby agree as follows:

          1.  Merger.  The effective date of the Merger shall mean the date of
              ------
the filing of the Articles of Merger with the Secretary of State of the State of California (the "Effective Date"). On the Effective Date, Merger Subsidiary shall be merged with and into FAMCO and the separate existence of Merger Subsidiary shall thereupon cease. FAMCO shall survive the Merger and continue its corporate existence in the State of California after the Effective Date of the Merger.

          2.  Certificate of Incorporation.  The Certificate of Incorporation of
              ----------------------------
FAMCO, as in effect immediately prior to the Effective Date, shall continue to be the Certificate of Incorporation of FAMCO without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

          3.  Directors and Officers.  The persons who are directors and
              ----------------------
officers of FAMCO immediately prior to the Effective Date shall continue in their same positions as the directors and officers, respectively, of FAMCO on and after the Effective Date, and shall hold office until their successors are duly elected and qualified in accordance with applicable law.

          4.  Conversion of Shares.  On the Effective Date, by virtue of the
              --------------------
Merger and without any action on the part of any holder thereof:

          (i) each share and each certificate representing shares of the common stock of FAMCO outstanding immediately prior thereto shall automatically be changed and converted into and shall thereafter represent, with respect to each such share, one (1) validly issued, fully paid and nonassessable share of the Class B common stock, no par value per share, of Holding Company;

          (ii) each share and each certificate representing shares of the Class A common stock, no par value, of Holding Company outstanding immediately prior thereto shall automatically be cancelled for no consideration; and

          (iii) each share and each certificate representing shares of the common stock of Merger Subsidiary outstanding immediately prior thereto shall automatically be changed and converted into and shall thereafter represent, with respect to each such share, one (1) validly issued, fully paid and nonassessable share of the common stock, no par value per share, of FAMCO.

          5.     Subsequent Action.  If at any time after the Effective Date it
                 -----------------
shall be necessary or desirable to take any action or execute, deliver or file any instrument or document in order to vest, perfect or confirm of record in FAMCO the title to any property or any rights of Merger Subsidiary, or otherwise to carry out the provisions of this Agreement, the directors and officers of FAMCO are hereby authorized and empowered on behalf of Merger Subsidiary and in its name to take such action and execute, deliver and file such instruments and documents.

          6.     Undertaking to Furnish Copies of Agreement and Plan of Merger.
                 -------------------------------------------------------------
FAMCO shall furnish a copy of this Agreement to any of its stock shareholders or to any person who was a stockholder or shareholder of Merger Subsidiary or FAMCO upon written request and without charge.

          7.     Rights and Duties of FAMCO.  On the Effective Date, FAMCO shall
                 --------------------------
thereupon and thereafter possess all rights, privileges, immunities, licenses, and permits (whether of a public or private nature) of Merger Subsidiary; and all property (real, personal and mixed), all debts due on whatever account, all chooses in action, and all and every other interest of or belonging to or due to Merger Subsidiary shall continue and be taken and deemed to be transferred to and vested in FAMCO, without further act or deed; and FAMCO shall thenceforth be responsible and liable for all the liabilities and obligations of Merger Subsidiary.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

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

                                         FIRST ALLIANCE CORPORATION,
                                         a Delaware Corporation


                                         By:
                                            ------------------------
                                            Brian Chisick
                                            President

Attest:



By:
   ---------------------
   Secretary

                                         FIRST ALLIANCE MORTGAGE COMPANY,
                                         a California corporation


                                         By:
                                            ----------------------------
                                            Brian Chisick
                                            President


Attest:



By:
   ---------------------
   Secretary

                                         FAM ACQUISITION CORPORATION,
                                         a California corporation


                                         By:
                                            ------------------------
                                            Brian Chisick
                                            President


Attest:



By:
   ---------------------
   Secretary

                  CERTIFICATE OF APPROVAL OF MERGER AGREEMENT


          Brian Chisick and               certify that:
                           ---------------
          1. They are the President and Secretary, respectively, of First Alliance Mortgage Company, a California corporation.

          2. The Agreement of Merger in the form attached hereto was duly approved by the Board of Directors of the corporation.

          3.  The corporation has only one class of shares and the total number
of outstanding shares is        .  The principal terms of the Agreement of
                        --------
Merger were approved by the vote of the holders of all of the outstanding shares, which exceeded the vote required.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated:
                ------------


                              ----------------------------------------
                              Brian Chisick
                              President



                              ----------------------------------------
                              Secretary

                  CERTIFICATE OF APPROVAL OF MERGER AGREEMENT


          Brian Chisick and                 certify that:
                            ---------------
          1. They are the President and Secretary, respectively, of FAM Acquisition Corporation, a California corporation.

          2. The Agreement of Merger in the form attached hereto was duly approved by the Board of Directors of the corporation.

          3. The corporation has only one class of shares and the total number of outstanding shares is One Thousand (1,000). The principal terms of the Agreement of Merger were approved by the vote of the holders of all of the outstanding shares, which exceeded the vote required.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated:
                ----------------


                                       -------------------------------
                                       Brian Chisick
                                       President


                                       -------------------------------
                                       Secretary

                  CERTIFICATE OF APPROVAL OF MERGER AGREEMENT


          Brian Chisick and                     certify that:
                           ---------------------
          1. They are the President and Secretary, respectively, of First Alliance Corporation, a Delaware corporation.

          2. The Agreement of Merger in the form attached hereto was duly approved by the Board of Directors of the corporation.

          3. The corporation has only one class of shares outstanding and the total number of outstanding shares is One Thousand (1,000). The principal terms of the Agreement of Merger were approved by the vote of the holders of all of the outstanding shares, which exceeded the vote required.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Dated:
                ------------


                                        ----------------------------------
                                        Brian Chisick
                                        President



                                        ----------------------------------
                                        Secretary